Exhibit 99.2
Oilsands Quest Inc.
Financial Statements
July 31, 2006 and 2005
(Prepared in CDN $)

Oilsands Quest Inc.
Balance Sheets
(Canadian Dollars)

	July 31,	January 31,
	2006	2006
	(unaudited)	(audited)
Assets

Current assets
Cash and cash equivalents	$50,064,743	$18,058,731
GST and interest receivable	203,890	206,393
Prepaid expenses and deposits	552,224	19,802

	50,820,857	18,284,926

Due from parent company	1,296	—

Deferred charges	—	27,868

Property and equipment (note 2)	11,573,982	7,080,432

	$62,396,135	$25,393,226

Liabilities

Current liabilities
Accounts payable and accrued liabilities	$866,761	$1,393,017

Accrued interest on convertible debentures	—	27,560

Convertible debentures (note 3)	—	947,992

Future income taxes (note 4)	974,486	1,205,610

	1,841,247	3,574,179

Shareholders’ Equity

Share capital (note 5)	60,895,752	21,953,571

Contributed surplus (note 6 (c))	15,649,740	310,250

Equity component of convertible debentures (note 3)	—	199,174

Deficit	(15,990,604)	(643,948)

	60,554,888	21,819,047

	$62,396,135	$25,393,226

Commitments (note 7)
Approved by the Board,
(signed) “Christopher H. Hopkins”               , Director
(signed) “Thomas Milne”                              , Director

Oilsands Quest Inc.
Statements of Loss and Deficit
(unaudited)
(Canadian Dollars)

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,
	2006	2005	2006	2005
Interest income	$250,103	$16,062	$392,950	$17,284

Expenses
Corporate	436,032	12,440	579,950	78,211
Interest on convertible debentures	—	41,644	8,313	67,934
Stock-based compensation	15,218,990	6,750	15,339,490	13,500
Amortization	10,524	3,995	18,218	5,846

	15,665,546	64,829	15,945,971	165,491

Loss before income taxes	15,415,443	48,767	15,553,021	148,207

Future income taxes (recovery) (note 4)	(219,442)	(21,691)	(206,365)	(60,572)

Net loss	15,196,001	27,076	15,346,656	87,635

Deficit, beginning of period	794,603	125,214	643,948	64,655

Deficit, end of period	$15,990,604	$152,290	$15,990,604	$152,290

Net loss per share – basic and diluted (note 5(d))	$0.80	$0.00	$0.83	$0.01

Oilsands Quest Inc.
Statements of Cash Flows
(unaudited)
(Canadian Dollars)

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,
	2006	2005	2006	2005
Operating activities
Net loss	$(15,196,001)	$(27,076)	$(15,346,656)	$(87,635)
Items not affecting cash
Amortization of discount on convertible debentures	—	25,894	5,330	42,059
Interest on convertible debentures	—	15,750	2,983	25,875
Stock-based compensation	15,218,990	6,750	15,339,490	13,500
Amortization	10,524	3,995	18,218	5,846
Future income taxes recovery	(219,442)	(21,691)	(206,365)	(60,572)

	(185,929)	3,622	(187,000)	(60,927)

Changes in non-cash working capital	(171,910)	(29,592)	(120,731)	(1,184)

	(357,839)	(25,970)	(307,731)	(62,111)

Financing activities
Proceeds from share issuances	37,409,503	4,914,053	37,409,503	5,013,053
Share issuance costs	(40,852)	(368,316)	(40,852)	(383,541)
Proceeds on exercise of warrants	11,750	—	393,600
Issuance of convertible debentures	—	—	—	1,100,000
Deferred charges	—	—	—	(38,588)
Changes in non-cash working capital	10,700	—	—	(2,303)

	37,391,101	4,545,737	37,762,251	5,688,621

Investing activities
Acquisition of property and equipment	(864,603)	(730,075)	(4,511,768)	(1,729,897)
(Advance to) repayment from parent company	(1,296)	6,001	(1,296)	6,001
Changes in non-cash working capital	443,078	(78,843)	(935,444)	(43,393)

	(422,821)	(802,917)	(5,448,508)	(1,767,289)

Cash inflow	36,610,441	3,716,850	32,006,012	3,859,221

Cash and cash equivalents, beginning of period	13,454,302	706,391	18,058,731	564,020

Cash and cash equivalents, end of period	$50,064,743	$4,423,241	$50,064,743	$4,423,241

Cash and cash equivalents is comprised of:

Balance with bank			$89,898	$123,241
Term deposits			49,974,845	4,300,000

			$50,064,743	$4,423,241

Oilsands Quest Inc.
Notes to Financial Statements
July 31, 2006
(unaudited)
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
1.	Basis of presentation

The interim financial statements of Oilsands Quest Inc. (“Oilsands Quest” or the “Company) are presented in accordance with Canadian generally accepted accounting principles. The interim financial statements for the three and six months ended July 31, 2006 (the “Periods”) have been prepared using the same accounting policies and methods of computation as the audited financial statements for the year ended January 31, 2006. The disclosures provided below are incremental to those included in the annual audited financial statements and should be read in conjunction with the audited financial statements and the notes thereto for the year ended January 31, 2006.

2.	Property and equipment

	July 31,	January 31,
	2006	2006
Oil sands project
Exploration permits	$2,672,108	$2,599,245
Geological assessment and exploration costs	7,857,893	3,875,308
Capitalized general and administrative expenses	804,238	423,017
Capitalized regulatory costs	32,218	—
Field equipment	142,981	128,271

	11,509,438	7,025,841

Corporate assets, net of accumulated amortization of $28,127 (January 31, 2006 - $ 9,909)	64,544	54,591

	$11,573,982	$7,080,432

The Exploration Permits (“Permits”) provide for the right to explore and work the Permit lands in the Province of Saskatchewan for a term of 5 years to May 31, 2009 or until a lease has been granted for their development. In accordance with the terms of Permits, the Company relinquished 40% of the total acreage covered by the Permits on May 31, 2005, and is required to relinquish another 40% of the remaining acreage in 2006. The Company has requested an extension of the 2006 relinquishment from the regulator and will undertake the relinquishment once a decision is made by the regulator. On July 31, 2006, the Permits comprised an area of approximately 846,690 acres.

The Permits are subject to certain levels of expenditure annually on the applicable lands pursuant to the government regulations. The required exploration expenditures to hold the permits for the current year are four cents per acre escalating annually to ten cents per acre in the fifth year.

Oilsands Quest Inc.
Notes to Financial Statements
July 31, 2006
(unaudited)
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
3.	Convertible debenture units
(a)	During fiscal 2006, the Company issued 11 Debenture Units for gross proceeds of $1,100,000 in multiple closings. Each Unit was comprised of a $100,000 unsecured convertible debenture and 31,250 non-transferable common share purchase warrants.

In the three month period ended April 30, 2006, the debenture holders exercised their right to convert the debenture principal of $1,100,000 plus accrued interest of $30,543 into 904,434 common shares at a rate of one common share for each $1.25 of principal or accrued interest. In addition, $27,868 of unamortized financing costs were transferred to share capital as share issue costs on conversion of the debentures.

The debentures were to mature as to $300,000 on February 28, 2008, $100,000 on April 1, 2008 and $700,000 on April 15, 2008 and bore interest at 3% per annum payable or convertible into common shares of the Company at maturity. The holder had the option to convert the debentures into common shares of the Company at any time during the first 12 months from the date of issuance at a price of $1.25 per share and thereafter until maturity at a price of $1.60 per share.

Each Warrant entitles the holder to acquire one common share at a price of $1.60 per share, at any time prior to the earlier of (i) the date the common shares of the Company are listed and posted for trading on a recognized stock exchange; and (ii) three years from date of issuance.

As the debentures were convertible at the option of the holder through the issuance of common shares, the Debenture Units were segregated into debt and equity components based on their respective fair values at the date of issuance. The equity component noted below represents the value assigned to the holder’s conversion right and the common share purchase warrants and was included in shareholders’ equity. The liability component was calculated as the present value of the principal and the required interest payments discounted (for the three-year term to maturity) at an interest rate of 10% per annum, a rate approximating what would have been applicable to a non-convertible debenture at the time the debenture was issued. The equity component was determined as follows:

Face value	$1,100,000
Liability component	900,826

Net amount classified as shareholders’ equity on issuance	$199,174

On conversion of the Debenture Units the liability component above plus accumulated interest was added to shareholders’ equity and the previously reported “Equity component of convertible debentures” was reclassified to share capital.

Oilsands Quest Inc.
Notes to Financial Statements
July 31, 2006
(unaudited)
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
(b)	The issue discount between the liability component and face value of convertible debentures was amortized as additional interest expense over the period to conversion. During the three month period ended April 30, 2006, the Company recognized $5,330 as additional interest expense. At the date of conversion, a total of $52,496 has been included in interest on convertible debentures as amortization of the discount. This amount was transferred to share capital on conversion of the debentures.
4.	Income taxes
(a)	Future tax liability

The following summarizes the temporary differences that give rise to the future income tax liability at July 31 and January 31, 2006:

	July 31,	January 31,
	2006	2006
Book value of property and equipment in excess of tax value	$1,301,376	$1,475,913
Non-capital loss carry-forwards tax benefit	(185,783)	(137,168)
Share issue costs tax benefit	(122,992)	(131,961)
Other	(18,115)	(1,174)

	$974,486	$1,205,610

(b)	Future income taxes recovery differs from that which would be expected from applying the combined effective Canadian federal and provincial income tax rates of approximately 39.1% to loss before income taxes. The difference results from the following:

	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,
	2006	2005	2006	2005
Expected current income tax recovery	$(6,027,438)	$(19,068)	$(6,081,231)	$(57,949)
Resource allowance	22,162	2,010	34,036	9,598
Stock-based compensation	5,950,626	2,640	5,997,742	5,279
Impact of tax rate reduction	(161,297)	—	(161,297)	—
Other	(3,495)	(7,273)	4,385	(17,500)

	$(219,442)	$(21,691)	$(206,365)	$(60,572)

Oilsands Quest Inc.
Notes to Financial Statements
July 31, 2006
(unaudited)
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
5.	Share capital
(a)	Authorized

Unlimited voting common shares

Unlimited number of preferred shares
(b)	Issued — common shares

		Stated
	Number	Value
Balance, January 31, 2006	17,558,838	$21,953,571

Conversion of convertible debentures (note 3)	904,434	1,183,039

Exercise of warrants	234,375	393,600

Flow-through financing	703,054	37,409,503

Share issuance costs, net of tax benefit of $24,759	—	(43,961)

Balance, July 31, 2006	19,400,701	$60,895,752

In the six month period ended July 31, 2006, the Company issued 234,375 common shares for gross proceeds of $393,600 on the exercise of warrants.
On July 5, 2006 the Company completed a flow-through financing with CanWest Petroleum Corporation (“CanWest”) in which 703,054 shares were issued to CanWest for gross proceeds of $37,409,503. In accordance with the terms of the offering and pursuant to certain provisions of the Income Tax Act (Canada), the Company is required to expend $37,409,503 on qualifying expenditures for renouncement to CanWest before July 5, 2008. The future income tax impact of renouncing tax deductions to CanWest will be recorded when the tax filings renouncing amounts are made in an aggregate amount of $13,467,421 as a reduction of share capital and an increase to the future income taxes liability.

Oilsands Quest Inc.
Notes to Financial Statements
July 31, 2006
(unaudited)
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
(c)	A summary of the outstanding common share purchase warrants and agents options and changes during the period are as follows:

	Six Months Ended
	July 31, 2006
		Weighted
		Average
		Exercise
	Number	Price
Outstanding, beginning of period	2,444,513	$6.03
Exercised	(234,375)	1.68

Outstanding, end of period	2,210,138	$6.50

The following summarizes the outstanding common share purchase warrants and agent options at July 31, 2006:

		Weighted
		Average
	Number	Remaining
	Outstanding at	Contractual
Exercise Price	July 31, 2006	Life
$ 1.60	156,250	1.62 years
2.00	803,888	0.84
10.00	1,250,000	0.25

	2,210,138	0.56 years

(d)	Basic and diluted loss per share has been calculated using the weighted average number of common shares outstanding during the period as set out below. The exercise of stock options and warrants would be anti-dilutive.

Three Months	Three Months	Six Months	Six Months
Ended	Ended	Ended	Ended
July 31,	July 31,	July 31,	July 31,
2006	2005	2006	2005
18,900,628	12,498,281	18,520,604	11,639,955

Oilsands Quest Inc.
Notes to Financial Statements
July 31, 2006
(unaudited)
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
6. Stock based compensation
(a)	A summary of the Company’s stock options is as follows:

	Six Months Ended
	July 31, 2006
		Weighted
		Average
	Number	Exercise Price
Outstanding, beginning of period	700,000	$4.00

Granted	1,230,000	20.13

Outstanding, end of period	1,930,000	$14.28

Exercisable, end of period	1,130,000	$8.64

(b)	The following table summarizes information about stock options outstanding at July 31, 2006:

	Number	Number	Weighted Average
	Outstanding at	Exercisable at	Remaining
Exercise Price	July 31, 2006	July 31, 2006	Contractual Life
$ 0.50	200,000	200,000	3.29 years
3.00	100,000	—	4.01
6.00	715,000	715,000	4.54
25.00	915,000	215,000	4.75

	1,930,000	1,130,000	4.48 years

Oilsands Quest Inc.
Notes to Financial Statements
July 31, 2006
(unaudited)
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
(c)	The fair value of the options granted during the period was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

Expected life (years)	5
Risk-free interest rate (%)	4.50
Expected volatility (%)	125
Expected dividend yield (%)	0
Weighted average stock option fair value per option granted	$26.63
In the six month period ended July 31, 2006, stock-based compensation costs of $15,339,490 (2005 — $13,500) has been expensed with an offsetting adjustment to contributed surplus and unrecognized compensation costs of $17,610,020 will be recorded in future periods as options vest.
7.	Commitments

In support of an expanded drilling program and in anticipation of a renewed exploration effort next winter, the Company has committed to the purchase of the required portable residential facility for delivery in fall, 2006 at a cost of approximately $4.0 million. The Company has advanced $480,000 in contractual commitments to July 31, 2006.

On July 1, 2006, the Company leased additional office space for a two-year term. The minimum lease payments for the next two years are $179,600 per annum.

8.	Subsequent events
(a)	Stock options

On August 1, 2006, 50,000 options with an exercise price of $50.00 were granted. These options will vest 25% immediately and 25% on each of the first, second and third anniversaries of the date of grant and expire on August 1, 2011.

Oilsands Quest Inc.
Notes to Financial Statements
July 31, 2006
(unaudited)
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
(b)	Corporate reorganization

On June 9, 2006, the Company entered into an agreement with CanWest that provided for the combination of the two companies. The reorganization was completed on August 14, 2006. Under the terms of the agreement, each of the common shares of Oilsands Quest Inc. not already owned by CanWest was exchanged for 8.23 non-voting exchangeable shares of Oilsands Quest Inc. The rights, privileges and restrictions governing the exchangeable shares provide that each exchangeable share may be exchanged for one CanWest common share. Through a voting trust arrangement, the holders of each exchangeable share are entitled to vote at all meetings of holders of common stock of CanWest. The exchangeable shares are entitled to a preference over the common shares in the event of a liquidation, dissolution or wind-up of Oilsands Quest Inc. whether voluntary or involuntary, or any other distribution of the assets of the Company, among its shareholders for the purpose of winding up its affairs.

The articles of the Company have been amended as required to effect this reorganization.

The Company paid its financial advisors $400,000 and issued 35,000 common shares (288,050 exchangeable shares) of the Company on the successful completion of this reorganization.
9.	United States accounting principles and reporting

The Company’s financial statements have been prepared in Canadian dollars and in accordance with Canadian generally accepted accounting principles (“Canadian GAAP”), which in most respects conform to accounting principles generally accepted in the United States (“U.S. GAAP”). Significant differences between Canadian and U.S. GAAP are described in this note:
(a)	Property and equipment

In accordance with U.S. GAAP and Securities and Exchange Commission guidelines, all exploration costs incurred to the date of establishing that a property is economically recoverable are charged to operations. Under Canadian GAAP, exploration and related general and administrative expenses are capitalized.

(b)	Convertible debentures

Under Canadian GAAP, the debt and equity components of convertible debentures are accounted for separately. Under U.S. GAAP, compound instruments are not divided into debt and equity components except for convertible features that are in-the-money at the time of issuance and convertible instruments that have detachable warrants. The common share purchase warrants attached to the convertible debentures issued during the year ended January 31, 2006 were determined to have no value therefore, the entire debenture is classified as a long-term liability under U.S. GAAP.

Oilsands Quest Inc.
Notes to Financial Statements
July 31, 2006
(unaudited)
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
Under U.S. GAAP, the convertible debenture must be accounted for at its par value and the interest expense must be calculated using the contract interest rate.

(c)	Flow-through shares

U.S. GAAP requires the stated capital on flow-through share issuances to be equal to the estimated fair market value of the shares on the date of issue. The difference between the gross proceeds received on the issuance of the shares and the estimated fair market value of the shares is recorded as a liability (“the Premium). Under Canadian GAAP, the gross proceeds received on flow-through share issuances are initially recorded as share capital. The remaining Premium recorded as a current liability under U.S. GAAP at July 31, 2006 is $7,481,901.

When the tax deductions are renounced to subscribers, Canadian GAAP requires that the stated capital be reduced by and a future tax liability be recorded for the estimated future income taxes payable as a result of the renouncement. Under U.S. GAAP, when expenditures are incurred the future tax liability is recorded through a charge to income tax expense less the reversal of the Premium previously reported.

(d)	Income taxes

Under U.S. GAAP, enacted tax rates are used to calculate future taxes, whereas under Canadian GAAP, substantively enacted tax rates are used. There are no differences for the periods ended July 31, 2006 and 2005.

(e)	Share-based payment

Under Canadian GAAP, compensation costs have been recognized in the financial statements based on the fair value of stock options granted to employees, officers and directors which follows similar recommendations under U.S. Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (FAS) 123(R). Under FAS 123(R) entities are required to use the grant-date fair value of the award in measuring the cost of employee services received in exchange for an equity award of equity instruments. Compensation cost is required to be recognized over the requisite service period. Forfeitures must be estimated.

For liability awards, entities are required to re-measure the fair value of the award at each reporting date up until the settlement date. Changes in fair value of liability awards during the requisite service period are required to be recognized as compensation cost over the vesting period. Compensation cost is not recognized for equity instruments for which employees do not render the requisite service.

Oilsands Quest Inc.
Notes to Financial Statements
July 31, 2006
(unaudited)
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
The Company elected to apply the modified prospective application in adopting FAS 123(R) on February 1, 2006. Under modified prospective application, FAS 123(R) applies to new awards and to awards modified, repurchased or cancelled after February 1, 2006. The adoption of FAS 123(R) did not result in restatement of prior periods.

(f)	Consolidated statement of cash flows

Under U.S. GAAP, separate subtotals within cash flows from operating activities are not presented.

(g)	Recent accounting pronouncements

Accounting changes and error corrections

As of January 1, 2006, the Company is required to adopt, for U.S. GAAP purposes, SFAS 154 “Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and SFAS 3”. SFAS 154 requires retrospective application of changes in accounting principles to prior period financial statements, unless it is impracticable to do so. Previously, Opinion 20 required that voluntary changes in accounting principles be recognized by including the cumulative effect of the new accounting principle in net income of the period of the change. The Company does not expect this standard to have a material impact on the financial statements.

(h)	Summary of Significant Differences between U.S. GAAP and Canadian GAAP
(i)	Reconciliation of Net Loss under Canadian GAAP to U.S. GAAP

		Three	Three	Six	Six
		Months	Months	Months	Months
		Ended	Ended	Ended	Ended
		July 31,	July 31,	July 31,	July 31,
	Notes	2006	2005	2006	2005
Net loss under Canadian GAAP		$15,196,001	$27,076	$15,346,656	$87,635
Exploration expense	(a)	578,732	45,307	3,982,585	88,478
Corporate expense	(a)	246,033	95,772	413,439	186,802
Interest on convertible debentures	(b)	—	(25,894)	(5,330)	(42,059)
Future tax expense, net of valuation allowance	(c)	233,332	8,654	231,124	9,478

Net loss under U.S. GAAP		$16,254,098	$150,915	$19,968,474	$330,334

Net loss per share – basic and diluted		$0.86	$0.01	$1.08	$0.03

Oilsands Quest Inc.
Notes to Financial Statements
July 31, 2006
(unaudited)
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
(ii)	Condensed Balance Sheets

	Notes	July 31, 2006		January 31, 2006
		Canadian	U.S.	Canadian	U.S.
		GAAP	GAAP	GAAP	GAAP
Current assets		$50,820,857	$50,820,857	$18,284,926	$18,284,926
Property and equipment	(a)	11,573,982	2,879,633	7,080,432	2,782,107
Other non-current assets		1,296	1,296	27,868	27,868

		$62,396,135	$53,701,786	$25,393,226	$21,094,901

Current liabilities	(c)	$866,761	$8,348,662	$1,393,017	$1,393,017
Accrued interest on convertible debentures		—	—	27,560	27,560
Convertible debentures	(b)	—	—	947,992	1,100,000
Future income taxes	(c)	974,486	—	1,205,610	—

		1,841,247	8,348,662	3,574,179	2,520,577

Share capital	(b),(c)	60,895,752	54,026,061	21,953,571	22,618,277
Contributed surplus		15,649,740	15,649,740	310,250	310,250
Equity component of convertible debentures	(b)	—	—	199,174	—
Deficit	(a),(b),(c)	(15,990,604)	(24,322,677)	(643,948)	(4,354,203)

		60,554,888	43,353,124	21,819,047	18,574,324

		$62,396,135	$53,701,786	$25,393,226	$21,094,901

Oilsands Quest Inc.
Notes to Financial Statements
July 31, 2006
(unaudited)
Prepared using Canadian Generally Accepted Accounting Principles
All Amounts in CDN$, Unless Otherwise Indicated.
(iii)	Statements of Cash Flows under U.S. GAAP

	Three	Three	Six	Six
	Months	Months	Months	Months
	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,
	2006	2005	2006	2005
Operating activities
Net loss	$(16,254,098)	$(150,915)	$(19,968,474)	$(330,334)
Items not affecting cash
Interest on convertible debentures	—	15,750	2,983	25,875
Stock-based compensation	15,218,990	6,750	15,339,490	13,500
Amortization	10,524	3,995	18,218	5,846
Future income tax expense (recovery)	13,890	(13,037)	24,759	(51,094)
Changes in non-cash working capital	281,868	(108,435)	(1,056,175)	(46,880)

	(728,826)	(245,892)	(5,639,199)	(383,087)

Financing activities
Cash provided by financing activities	37,380,401	4,545,737	37,762,251	5,690,924

Investing activities
Cash used in investing activities	(41,134)	(582,995)	(117,040)	(1,448,616)

Net increase in cash and cash equivalents	36,610,441	3,716,850	32,006,012	3,859,221

Cash and cash equivalents, beginning of period	13,454,302	706,391	18,058,731	564,020

Cash and cash equivalents, end of period	$50,064,743	$4,423,241	$50,064,743	$4,423,241